Structured Loan	12 Months Ended
Dec. 31, 2012
Structured Loan
Structured Loan

(10)               Structured Loan

In January 2009, Yingli China entered into a credit agreement with a fund managed by Asia Debt Management Hong Kong Limited (“ADM Capital”) for a three-year loan facility of up to US$80,000 with an interest rate of 12% per annum. In connection with the loan, the Company granted 4,125,000 detachable warrants to ADM Capital (“ADM warrants”). Each warrant grants the right to acquire one ordinary share at an initial strike price, subject to customary anti-dilution and similar adjustments. The number of warrants to be granted will be determined based on the final size of the loan on the drawdown date but in no event will exceed 6,600,000. In addition, Yingli Power Holding Company limited (“Yingli Power”), an investment holding company, which held approximately 43% of the equity interest in Yingli Green Energy as of January 2009 and is controlled by Mr. Liansheng Miao, the Company’s chairman and CEO, pledged certain ADS of the Company as the collateral for the loan and warrants.  The pledged shares will be released upon the Company’s repayment of the loan and the warrant holder’s exercise or termination of the warrants.

On April 7, 2009, the Company drew down US$50,000 (RMB 341,795) of the loan facility and granted 4,125,000 warrants under the warrant agreement at an initial strike price of US$5.64 per share, which was later reduced to US$5.06 per share.  On June 29, 2009, the Company repaid the loan in full and paid an early repayment penalty of US$1,000.

In 2010 and 2011, 1,650,000 and 2,475,000 warrants were exercised and 1,010,211 and 1,444,060 ordinary shares were issued by the Company, respectively. There were no outstanding warrants as of December 31, 2011 and 2012.